Supplement Dated August 9, 1999 to the Prospectus Dated May 3, 1999


Advantus Series Fund, Inc.


The following provision is added to the Prospectus:

Exchanging Shares

Owners of the variable life insurance policies and variable annuity contracts who invest in the Fund may exchange shares of a Portfolio for shares of other Portfolios as described below and subject to the terms, and any specific limitations on the exchange or "transfer" privilege, described in the attached prospectus for those policies or contracts. An exchange will be made on the basis of the Portfolios' relative net asset values.

Frequent exchanges may interfere with Fund management or operations and drive up Fund costs. The Fund's Portfolios are not designed for market timers, or for large or frequent transfers. To protect shareholders, the Fund may restrict or refuse purchases or exchanges by market timers. A variable annuity contract or variable life insurance policy owner will be considered to be a market timer if that owner has: (i) requested an exchange out of a Portfolio within two weeks of an earlier exchange request, or (ii) exchanged shares out of a Portfolio more than twice in a calendar quarter, or (iii) exchanged shares equal to at least $1 million, or more than 1% of the net assets of the Portfolio, or (iv) followed what otherwise seems to be a timing pattern in the exercise of exchange or transfer rights. Policies or contracts under common control or ownership are combined for the purpose of determining these limitations. The Fund reserves the right to change the terms of or impose other limitations on the exchange privilege.


The section captioned "Investing in the Fund - Managing the Portfolios" on page 56 of the Prospectus is supplemented as follows:

An additional Portfolio Manager for the Micro-Cap Growth Portfolio is now David L. Baratta. Mr. Baratta is a Principal, Portfolio Manager with Wall Street Associates. Prior to that time, Mr. Baratta was a Portfolio Manager and Executive Vice President with Morgan Grenfell, Inc. in New York, New York from October 1994 to June 1999; and was a Portfolio Manager with BEM Management in New York, New York from September 1991 to October 1994.




Investors should retain this supplement for future reference.


F. 53814 8-1999